Exhibit 10.1

THIRD POST CLOSING AMENDMENT TO THE ASSIGNMENT AND ASSUMPTION AGREEMENT

This Third Post Closing Amendment Assignment and Assumption Agreement is entered into as of September 16, 2020 (the “Amendment”) by and between Lans Holdings Inc., a Nevada Corporation having its principle place of business at 801 Brickell, Miami, FL 33133 (“Assignor”), Meso Numismatics Inc. a Nevada Corporation having its principal place of business at 433 Plaza Real Suite 275 Boca Raton, Florida 3432 (“Assignee”), Global Stem Cells Group Inc. a Florida Corporation having its principal place of business at 14750 NW 77th Court, suite 304, Miami Lakes, Florida, 33016 USA (“Global”) and Benito Novas, CEO of Global, in his capacity as CEO and shareholder of Global and residing in Miami Florida (“BN”) (“Assignor, Assignee, Global and BN individually a “Party” and together the “Parties).

WHEREAS, the Parties entered into an Assignment and Assumption Agreement dated November 27, 2019 (“Assignment “), assigning all the rights and obligations to Assignee under the New LOI dated November 27, 2019 (as defined in said Assignment) into a Post-Closing Amendment to the Assignment and Assumption Agreement dated December 19, 2019 (“First Amendment”) and into a Second Post-Closing Amendment to the Assignment and Assumption Agreement dated April 22, 2020 (this Second Amendment”) attached hereto as EXHIBIT A (the “Original Agreement”);

WHEREAS, the Parties deem it to be in their respective best interests to amend the Original Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Amendment. The Original Agreement is hereby amended as follows:

I.	The Deadline to enter into a definitive agreement pursuant to Section 7 of the New LOI, has been extended to 180 days from the execution of this Amendment.

II.	Section 9d of the New LOI has been replaced in its entirely and shall henceforthwith red as follows:

“d. In addition, Pubco shall pay the remaining balance equal to $100,000 USD (one hundred thousand dollars US) (“Payment”) to GSCG which shall be paid as follows:

I.	An amount equal to $50,000 USD (fifty thousand USD) upon the execution of this herein Amendment; and

II.	The remaining balance to be paid in full at the latest upon execution of the Definitive Agreement or at such other date as shall be specified by the Parties.”

III.	The Deadline for the option to receive Preferred Shares granted to Assignee in Section 2 IV of the First Amendment, has been extended to 180 days from the execution of this herein Amendment.

2.	Miscellaneous.

I.	This Amendment including the recitals and all of the Annexes attached hereto, along with the Original Agreement sets forth the entire understanding of the Parties with respect to the subject matter hereof, and supersedes all prior contracts, amendments, arrangements, communications, discussions, representations and warranties, whether oral or written, between the Parties.

II.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, without giving effect to the principles of conflict of law.

III.	Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered, sent by electronic means to the address as shall have been communicated by each Party to the other Parties, or by established overnight courier to the addresses first stated above.

IV.	This Amendment may not be amended except by instrument in writing signed by each of the Parties.

V.	Each Party shall cooperate and take any and all actions as may be reasonably requested by another Party in order to carry out the provisions and purposes of this Amendment.

VI.	If any one or more of the provisions contained in this Amendment shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

VII.	The recitals to this Amendment are incorporated herein by this reference and made a material part of this Amendment.

VIII.	Except as specifically amended by this Amendment the terms and conditions of the Original Agreement remain in full force and effect.

IX.	This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. Facsimile or electronic signatures of the undersigned Parties will have the same force and effect as original signatures.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed and delivered this Assignment and Assumption Amendment as of the date first above written.

GLOBAL STEM CELLS GROUP INC.		MESO NUMISMATICS INC.

By:	/s/: Benito Novas	By :	/s/ Dave Christensen
	Benito Novas, CEO		Dave Christensen, CEO

BENITO NOVAS		LANS HOLDINGS INC.

/s/: Benito Novas		By :	/s/: Trevor Allen
Trevor Allen, CEO

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